                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       AMENDMENT TO APPLICATION OF REPORT

          Filed pursuant to Section 12, 13, or 15(d) of THE SECURITIES

                              EXCHANGE ACT OF 1934

                       INFINITY BROADCASTING CORPORATION
                       _________________________________
               (Exact name of registrant as specified in charter)

                               AMENDMENT NO.  1
                                             ___

               The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed on July 5, 1994 (Commission file number 0-14702), as set forth in the pages attached hereto:




               Item 7.     FINANCIAL STATEMENTS AND EXHIBITS


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               INFINITY BROADCASTING CORPORATION


                                               By:    /s/  Farid Suleman
                                                     ___________________________
                                                     Farid Suleman
                                                     Vice President - Finance
                                                     and Chief Financial Officer






Date:  September 6, 1994



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired.

               The information called for by this Item is included on Pages F-1 through F-9 of this filing and is incorporated herein by reference.

(b)   Pro Forma Financial Information.

               The unaudited pro forma combined balance sheet data at March 31, 1994 is presented as if, at such date, the Company had acquired radio stations WPGC-AM/FM, (collectively, the "Stations"). The unaudited pro forma combined statements of operations data for the year ended December 31, 1993 and the three months ended March 31, 1994 are presented as if, at the beginning of such periods, the Company had acquired the Stations and radio station KRTH-FM, the acquisition of which was completed on February 15, 1994.

               In the opinion of management, all adjustments necessary to present fairly this pro forma information have been made.

               The pro forma combined financial statements that follow should be read in conjunction with the Company's Consolidated Financial Statements and Notes thereto, which appear in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1993 and in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994, and with the Financial statements and Notes thereto of the Stations and KRTH-FM appearing elsewhere in this filing. The pro forma information is not necessarily indicative of the results that would have been reported had the acquisitions of the Stations and KRTH-FM actually occurred on the dates specified, nor is it indicative of the Company's future results.

(c) Exhibits.




(b)   Pro Forma Financial Information


                       INFINITY BROADCASTING CORPORATION
                        PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 1994
                                 (In Thousands)
                                  (Unaudited)


                                   Company   Acquisition      Company
                                      as           of         Pro Forma
                                   Reported  WPGC-AM/FM(1)    Combined
                                   ________  _____________    ________

        Assets:
        Current Assets             $ 56,769                   $ 56,769
        Property and Equipment       20,134      $  2,000       22,134
        Intangible Assets           383,916        58,000      441,916
        Other Assets                 11,666                     11,666
                                  __________     ________     ________

             Total Assets          $472,485      $ 60,000     $532,485
                                  ==========     ========     ========
        Liabilities:

        Current Liabilities        $ 55,067                   $ 55,067
        Long-term debt              445,469        60,000      505,469
        Stockholders' equity
          (deficiency)              (28,051)                   (28,051)
                                  __________     ________     ________
         Total liabilities and
           stockholders' equity
           (deficiency)            $472,485      $ 60,000     $532,485
                                  ==========     ========     ========

       __________________

       (1) To reflect the purchase price and additional bank borrowings of approximately $60 million for the acquisition of WPGC-AM/FM and to allocate such purchase price as follows:

                      Assets:
            Property and equipment.................................  $  2,000
            Intangibles, principally  franchise interests..........    58,000
                                                                     ________
                 Total assets......................................  $ 60,000
                                                                     ________


                       INFINITY BROADCASTING CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       Three Months Ended March 31, 1994
                     (In Thousands, except per share data)
                                  (Unaudited)


                            Company     Acquisition   Acquisition     Company
                                as         of             of         Pro Forma
                            Reported     KRTH-FM      WPGC-AM/FM      Combined
                            _________   __________   __________       ________

Total Revenues              $  54,955    $ 2,504 (1)  $   3,745 (1)   $ 61,204
Less Agency Commissions         6,772        361 (1)        488 (1)      7,621
                            _________    _______       _________      _________
  Net Revenues                 48,183      2,143          3,257         53,583


Station operating expenses
   excluding depreciation
   and amortization            30,362      1,234 (1)      1,315 (1)     32,911
                            _________    _______       _________      _________
Station operating income
   excluding depreciation
   and amortization            17,821        909          1,942         20,672

Depreciation and
   amortization                10,503        998 (2)      1,125 (4)     12,626
Corporate general and
   administrative expenses      1,117          0              0          1,117
                            _________    ________       __________   __________

Operating Income                6,201        (89)           817          6,929

Interest expense, net of
   Interest Income             10,063      1,001 (3)      1,050 (3)     12,114
Income Taxes                        2          0              0              2
                            __________   ________       __________   __________

Net earnings (loss)         ($  3,864)   ($1,090)         ($233)      ($ 5,187)
                            _________    ________       _________     _________

Net earnings per share      ($   0.09)                                ($  0.12)

Weighted average shares        43,960                                   43,960


  _______________________

  (1) To reflect the historical operating results of radio stations KRTH-FM and WPGC-AM/FM.

  (2) To reflect pro forma additional depreciation and amortization expense from the allocation of the purchase price based upon the following: franchise costs and other intangible assets of approximately $114 million over a period of 15 years: and property and equipment of approximately $2 million over 5 years.

  (3) To reflect additional interest expense on bank borrowings (interest rate of 7%) used to finance the acquisitions.

  (4) To reflect pro forma additional depreciation and amortization expense from the allocation of the purchase price based upon the following: franchise costs and other intangible assets of approximately $58 million over periods of 3 to 15 years: and property and equipment of approximately $2 million over 5 years.



                    INFINITY BROADCASTING CORPORATION
                PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       Year Ended December 31, 1993
                  (In Thousands, except per share data)
                               (Unaudited)

                             Company    Acquisition   Acquisition    Company Pro
                                as           of             of         Forma
                             Reported     KRTH-FM      WPGC-AM/FM      Combined
                             _________   _______      __________      ________

Total Revenues               $ 234,240  $ 25,922 (1)   $  16,073 (1)  $ 276,235
Less Agency Commissions         29,718     3,796 (1)       2,137 (1)     35,651
                             _________  ________       _________       _________
  Net Revenues                 204,522    22,126          13,936        240,584
Station operating expenses
  excluding depreciation
  and amortization             109,601    10,790 (1)       6,060 (1)    126,451
                             _________  ________       _________      __________
Station operating income
  excluding depreciation
  and amortization              94,921    11,336           7,876        114,133

Depreciation and
   amortization                 38,853     8,183 (2)       4,500 (4)     51,536
Corporate general and
  administrative expenses        4,836         0                          4,836
                             _________   ___________  ___________    __________
Operating Income                51,232     3,153           3,376         57,761

Interest expense, net of
  Interest income               36,291     8,120 (3)       4,200 (3)     48,611
Income Taxes                       606         0               0            606
                             _________   ___________    ___________    _________

Net earnings (loss)          $  14,335    ($4,967)         ($824)     $   8,544
                             _________   _________      __________      ________
Net earnings per share       $    0.35                                $    0.21

Weighted Average shares         41,370                                   41,370


(1) To reflect the historical operating results of radio stations KRTH-FM and WPGC-AM/FM.

(2) To reflect pro forma additional depreciation and amortization expense from the allocation of the purchase price based upon the following: franchise costs and other intangible assets of approximately $114 million over a period of 15 years: and property and equipment of approximately $2 million over 5 years.

(3) To reflect additional interest expense on bank borrowings (interest rate of 7%) used to finance the acquisitions.

(4) To reflect pro forma additional depreciation and amortization expense from the allocation of the purchase price based upon the following: franchise costs and other intangible assets of approximately $58 million over periods of 3 to 15 years: and property and equipment of approximately $2 million over 5 years.


          (c)  Exhibits

          Exhibit
          Number                          Description of Exhibit
          _______                         ______________________

          2(a) Asset Purchase Agreement, dated as of October 4, 1993, by and between Cook Inlet Radio Partners, L.P.
                    and Cook Inlet Radio License Partnership, L.P. and
                    Infinity Broadcasting Corporation of Maryland and the Company. (This exhibit can be found as Exhibit 2(f) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993 (File No. 0-14702) and is incorporated herein by reference.)

          2(b)      Amendment  to Asset  Purchase Agreements,  dated as  of
                    June 17, 1994, by and among Cook Inlet Radio Partners, L.P., Infinity Broadcasting Corporation of Maryland, Infinity Broadcasting Corporation of Chicago, Infinity Broadcasting Corporation of Atlanta, Infinity Broadcasting Corporation of Boston and the Company. (This exhibit can be found as Exhibit 2(b) to the Company's Report on Form 8-K filed on July 5, 1994 (File No. 0-14702), such Report on Form 8-K being the subject of this Form 8-K/A No. 1 and is incorporated herein by reference.)

          2(c)      Asset Purchase  Agreement, dated as  of March 8,  1994,
                    by and between Fritz  Broadcasting,   Inc.,   Infinity
                    Broadcasting Corporation of Detroit and the Company. (This exhibit can be found as Exhibit 2(h) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 0-14702) and is incorporated herein by reference.)

          4(a) Amended and Restated Credit Agreement, dated as of June 7, 1994, between the Company, and the banks that are signatories thereto. (This exhibit can be found as Exhibit 4(a) to the Company's Report on Form 8-K filed on July 5, 1994 (File No. 0-14702), such Report on Form 8-K being the subject of this Form 8-K/A No. 1 and is incorporated herein by reference.)

          4(b) Security Agreement, dated as of June 7, 1994, by and among the Company, its subsidiaries that are signatories thereto, and Chemical Bank, as collateral agent. (This exhibit can be found as Exhibit 4(b) to the Company's Report on Form 8-K filed on July 5, 1994 (File No. 0-14702), such Report on Form 8-K being the subject of this Form 8-K/A No.1 and is incorporated herein by reference.)

          23        Consent of Independent Certified Public Accountants.



                                  WPGC FM & AM
                         (Stations owned and operated by
          Cook Inlet Radio Partners, L.P. and Cook Inlet Radio License
                                 Partners, L.P.)

                              Financial Statements

                           December 31, 1993 and 1992

                   (With Independent Auditors' Report Thereon)




                   Independent Auditors' Report


The Board of Directors and Shareholders
Infinity Broadcasting Corporation:

We have audited the accompanying statements of net assets of WPGC FM & AM (stations owned and operated by Cook Inlet Radio Partners, L.P. and Cook Inlet Radio License Partners, L.P.) pursuant to the asset purchase agreement referred to in note 2 to the financial statements as of December 31, 1993 and 1992, and the related statements of operating revenues and expenses for the years then ended. These financial statements are the responsibility of WPGC FM & AM's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of WPGC FM & AM (pursuant to the asset purchase agreement referred to in note 2 to the financial statements) as of December 31, 1993 and 1992, and its operating revenues and expenses for the years then ended, in conformity with generally accepted accounting principles.


February 4, 1994, except as to
  note 1, which is as of
  June 17, 1994



                                      F-1





                                  WPGC FM & AM
             (Stations owned and operated by Cook Inlet Radio Partners,
                  L.P. and Cook Inlet Radio License Partners, L.P.)

                      Statements of Net Assets (note 2(a))

                           December 31, 1993 and 1992



                  Assets (note 1)                         1993         1992
                 _____________                            ____         ____

Current assets - prepaid expenses - barter (note 3)  $     14,617      117,299
                                                      ____________ ____________

Property, plant and equipment, at cost;
    Land                                                  400,501      400,501
    Building                                              425,532      425,532
    Equipment                                           1,776,189    1,678,943
    Less - accumulated depreciation and amortization   (1,533,955)  (1,490,895)
                                                      ____________ ____________

             Net property, plant, and equipment         1,068,267    1,014,081
                                                      ____________ ____________

Intangible assets:
    Goodwill                                           26,729,193   26,729,193
    Other intangible assets                             7,267,045    7,267,045
                                                      ____________ ____________

                                                       33,996,238   33,996,238

    Less - accumulated amortization                    (5,283,985)  (4,414,125)
                                                      ____________ ____________

             Net intangible assets                     28,712,253   29,582,113
                                                      ____________ ____________

Deposits                                                    6,406       10,374
                                                      ____________ ____________

             Total assets                              29,801,543   30,723,867
                                                      ____________ ____________
                  Liabilities
                  ___________

Current Liabilities - barter payable (note 3)              32,427       16,430

Commitments (note 4)                                  ____________ ____________

             Net assets                              $ 29,769,116   30,707,437
                                                      ============ ============

See accompanying notes to financial statements.


                                      F-2



                                  WPGC FM & AM
              (Stations owned and operated by Cook Inlet Radio Partners,
                  L.P. and Cook Inlet Radio License Partners, L.P.)

               Statements of Operating Revenues and Expenses (note 2(a))

                     Years ended December 31, 1993 and 1992


                                                          1993         1992
                                                          ____         ____

Total Revenues                                       $ 16,072,941   12,529,304
    Less agency commissions                             2,136,787    1,709,114
                                                      ____________ ____________

             Net revenues                              13,936,154   10,820,190
                                                      ____________ ____________

Direct Expenses:
    Technical                                             130,728      155,874
    Programming                                         2,486,785    1,639,626
    Sales                                               2,181,912    1,467,662
    General and Administrative                          1,260,155    1,124,690
                                                      ____________ ____________

             Total direct expenses                      6,059,580    4,387,852
                                                      ____________ ____________
                                                        7,876,574    6,432,338

Depreciation and amortization                           1,001,200    1,184,493
Loss on disposal of assets                                    801       20,766
                                                      ____________ ____________

             Operating income                           6,874,573    5,227,079
                                                      ============ ============





See accompanying notes to financial statements.


                                      F-3


                            WPGC FM & AM
     (Stations owned and operated by Cook Inlet Radio Partners,
         L.P. and Cook Inlet Radio License Partners, L.P.)

                   Notes to Financial Statements

                     December 31, 1993 and 1992


 (1)       Disposition of Radio Stations WPGC FM & AM

           Effective June 17, 1994, Cook Inlet Radio Partners, L.P., and Cook Inlet Radio License Partners, L.P., (collectively referred to as the Partnership) sold certain assets and liabilities of WPGC FM & AM (stations owned and operated by the Partnership), as defined in the asset purchase agreement, to Infinity Broadcasting Corporation of Maryland and Infinity Broadcasting Corporation (collectively referred to as Infinity) for $60 million.


 (2)       Summary of Significant Accounting Policies

           (a) Basis of Presentation

           The accompanying statements of net assets include the net assets of radio stations WPGC FM & AM (the Station) as contemplated by the aforementioned asset purchase agreement. These financial statements exclude the Station's assets and
 liabilities  which   are  not  subject  to   the  asset  purchase
 agreement,  principally  cash,   accounts  receivable,   accounts
 payable and accrued liabilities.   The accompanying statements of
 operating revenues and expenses reflect the results of operations for the Station before interest expense, income taxes and other non-operating expenses, including Corporate expense allocations. These statements are presented on the basis of the Station's historical cost, based primarily on allocations of the purchase price paid for all of the radio stations owned and operated by
 the  Partnership.   Goodwill,  arising  from  a multiple  station
 acquisition  in  1988  which   included  the  Station,  has  been
 allocated to the Station based upon independent appraisals for each station obtained by the Partnership at time of acquisition. The accompanying statements of net assets and operating revenues and expenses are not intended to be a complete presentation of WPGC FM & AM's assets and liabilities and results of operations. The accompanying statements of operating revenues and expenses are not necessarily representative of future operations under the ownership of Infinity.

           The Partnership is headquartered in Greenbelt, Maryland (Corporate) and owns and operates radio stations in various markets. The Partnership accounts for each station's revenues and specifically identifiable costs on a specific station basis. Interest on outstanding debt is expensed on the records of Corporate and is not allocated to the stations, and no interest is charged to the stations for their respective capital balances. Corporate Charges such as financing and acquisition costs, management and consulting fees payable to the Partnership's general partners, deferred compensation related to certain corporate management, and other charges not directly related to individual stations, are not allocated to the Station.


                            WPGC FM & AM
     (Stations owned and operated by Cook Inlet Radio Partners,
         L.P. and Cook Inlet Radio License Partners, L.P.)

                   Notes to Financial Statements


           (b) Property, Plant, and Equipment

           Property, plant, and equipment are recorded  at cost.
 Depreciation and amortization is provided on the straight-line-basis over the estimated useful lives of the assets as follows:

                Transmitters and towers       5-15 years
                Equipment and furniture       3-10 years


           (c) Intangible Assets

           Intangible assets with determinable lives, such as favorable operating lease, on-air talent contracts, and other contracts and agreements are recorded at their appraised value on the acquisition date of the Station. Goodwill includes both intangible assets with indeterminable lives and the excess of cost over the fair market value of tangible assets and intangible assets with determinable lives. Amortization is provided by use of the straight-line method over the following lives:

              Goodwill                      40 years
              Other intangible assets       Term of the contract
                                                 or lease
           (d) Income Taxes

           Federal and state income tax regulations provide that partnership income or losses be reported by the individual partners on their respective income tax returns. Accordingly, no provision for income taxes has been provided in the accompanying financial statements.


 (3)       Nonmonetary Transactions

           The Station has entered into nonmonetary transactions with advertisers, whereby the Station agrees to provide commercial air time in exchange for goods or services. These transactions are recorded as the advertising is broadcast, or when the goods and services are received.


 (4)       Commitments

           (a) Employment Contracts

           The Partnership has assumed and entered into contracts for employment services. Payments to be made under these contracts related to the Station at December 31, 1993, are as follows:


                            WPGC FM & AM
     (Stations owned and operated by Cook Inlet Radio Partners,
         L.P. and Cook Inlet Radio License Partners, L.P.)

                   Notes to Financial Statements



                Year ending December 31,              Amount
                ________________________              ______

                     1994                         $ 1,233,666
                     1995                             990,917
                     1996                             863,333
                     1997                             887,500
                     1998 and thereafter              225,000
                                                  ___________

                          Total                   $ 4,200,416
                                                  ___________


           (b)  Operating Leases

           The Partnership has entered into various operating leases for the rental of certain equipment and facilities. Minimum rental payments under these noncancellable leases related to the Station at December 31, 1993, are as follows:

                Year ending December 31,             Amount
                ________________________             ______

                     1994                       $   190,023
                     1995                           184,723
                     1996                           179,023
                     1997                           179,023
                     1998                           345,475
                                                ___________

                     Total                      $ 1,078,267
                                                ___________


           Rent expense for 1993  and 1992 approximated  $189,000
 and  $148,000,  respectively,  and  is included  in  general  and
 administrative  expenses   in  the  accompanying   statements  of
 operating revenues and expenses.


                                  WPGC FM & AM
              (Stations owned and operated by Cook Inlet Radio Partners,
                  L.P. and Cook Inlet Radio License Partners, L.P.)

                       Unaudited Statement of Net Assets

                                 March 31, 1994

                Assets (note 1)
                ______

Current assets - prepaid expenses - barter           $     24,584
                                                      ____________
             Total current assets                          24,584
                                                      ____________
Property, plant and equipment, at cost:
    Land                                                  400,501
    Building                                              425,532
    Equipment                                           1,790,161
    Less - accumulated depreciation and amortization   (1,566,660)
                                                      ____________

             Net property, plant, and equipment         1,049,534
                                                      ____________

Intangible assets:
    Goodwill                                           26,729,193
    Other intangible assets                             7,267,045
                                                      ____________

                                                       33,996,238

    Less - accumulated amortization                    (5,501,476)
                                                      ____________

             Net intangible assets                     28,494,762
                                                      ____________

Deposits                                                   15,041
                                                      ____________

             Total assets                              29,583,921
                                                      ____________
                  Liabilities
                  ___________

Current Liabilities - barter payable                       19,430
                                                      ____________

             Net assets                              $ 29,564,491
                                                      ============

See accompanying note to unaudited financial statements.




                                  WPGC FM & AM
             (Stations owned and operated by Cook Inlet Radio Partners,
                  L.P. and Cook Inlet Radio License Partners, L.P.)

              Unaudited Statement of Operating Revenues and Expenses

                        Three Months Ended March 31, 1994

Total Revenues                                       $  3,744,662
    Less agency commissions                               487,759
                                                      ____________

             Net revenues                               3,256,903
                                                      ____________

Direct Expenses:
    Technical                                              21,192
    Programming                                           628,977
    Sales                                                 360,986
    General and Administrative                            303,587
                                                      ____________

             Total direct expenses                      1,314,742
                                                      ____________
Depreciation and amortization                             250,196
                                                      ____________

             Operating income                           1,691,965
                                                      ============






See accompanying note to unaudited financial statements.


                                      F-8


                           WPGC FM & AM
    (Stations owned and operated by Cook Inlet Radio Partners,
        L.P. and Cook Inlet Radio License Partners, L.P.)

              Note to Unaudited Financial Statements

                          March 31, 1994


(1) The accompanying financial statements, which should be read in conjunction with the statement of net assets, pursuant to the asset purchase agreement of WPGC AM and FM and the related statement of operating revenues and expenses as of and for the year ended December 31, 1993, are unaudited. The statements have been prepared in the ordinary course of business for the purpose of providing information with respect to the interim period, and are subject to audit at the close of the year. It is the opinion of the management of the partnership that all adjustments necessary for a fair presentation of such period have been included. Results of the interim period are not necessarily indicative of results to be expected for the full year.











                                      F-9
